SUPPLEMENT TO THE CLASS A, CLASS B AND CLASS C PROSPECTUS

OF

  WELLS FARGO ADVANTAGE INTERNATIONAL EQUITY FUNDS

For the Wells Fargo Advantage Emerging Markets Equity Income Fund (the “Fund”)

Effective immediately, the table on page 57 of the prospectus entitled “Average Annual Total Returns for the periods ending 12/31/14” in the section entitled “Sub-Adviser’s Prior Performance History” is replaced with the following:

	Inception Date	1 Year	5 Year	Since Inception
Composite Class A (including maximum sales charge)	12/31/2007	-5.15%	6.35%	4.49%
MSCI Emerging Markets (Gross) (reflects no deduction for fees or expenses)		-1.82%	2.11%	-1.02%

April 10, 2015                                                                                                                         IER045/P301SP